REGISTRATION RIGHTS AGREEMENT

				  BY AND AMONG

		   EACH OF THE STOCKHOLDERS REFERRED TO HEREIN,

			 ENTERPRISE TECHNOLOGY GROUP, INC.

				      AND

		       COMPUTER OUTSOURCING SERVICES, INC.










			 Dated as of December 18, 1998

			 REGISTRATION RIGHTS AGREEMENT



		REGISTRATION RIGHTS AGREEMENT, dated as of December 18, 1998 (the "Effective Date"), by and among Computer Outsourcing Services, Inc., a New York corporation (the "Company"), Enterprise Technology Group, Incorporated, a New Jersey corporation ("ETG") and each of the Stockholders (defined below).

		WHEREAS, the Company, COSI Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("CAC"), ETG, and certain of the stockholders of ETG (the "Stockholder(s)") have entered into the Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of December 16, 1998, pursuant to which CAC desires to purchase from ETG and ETG desires to sell to CAC, certain assets of ETG; and

		WHEREAS, the Company desires to grant certain registration rights to the Stockholders with respect to the shares of Common Stock issued to ETG in connection the Asset Purchase Agreement.

		NOW, THEREFORE, in consideration on the foregoing premises and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:


				  ARTICLE 1.
				 DEFINITIONS

Section 1.1 Definitions. The following terms shall have the meanings ascribed to them below:

		"Agreement" means this Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments thereto.

		"Asset Purchase Agreement" means Asset Purchase Agreement as defined in the introduction hereof.

		"Business Day" means any day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law, executive order or government decree to be closed.

		"Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

		"Common Stock" means the common stock, par value $.01 per share, of the Company.

		"Company" means Company as defined in the introduction hereof.

		"Controlling Person" means a Controlling Person as defined in
Section 4.1.

		"Damages" means Damages as defined in Section 4.1.

		"Demand Registration" means a Demand Registration as defined in
Section 2(a).

		"Effective Date" means Effective Date as defined in the introduction hereof.

		"ETG" has the meaning ascribed thereto in the introduction hereof.

		"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

		"First Post-Closing Adjustment Issue Date" means First Post-Closing Adjustment Issue Date as defined in Section 2(a) hereof.

		"Indemnified Party" means an Indemnified Party as defined in
Section 4.3.

		"Indemnifying Party" means an Indemnifying Party as defined in
Section 4.3.

		"Person" means any individual, entity or group, including without limitation, individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

		"Prospectus" means the prospectus included in any Registration Statement (including without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

		"Registrable Securities" means the shares of Common Stock issued pursuant to the Asset Purchase Agreement until (i) a Registration Statement covering such shares of Common Stock has been declared effective by the Commission and such shares of Common Stock have been disposed of pursuant to such effective Registration Statement, or (ii) such shares of Common Stock would be saleable pursuant to Rule 144 under the Securities Act (or any similar provisions then in force), without regard to the volume limitations set forth in Rule 144(e), or (iii) such shares of Common Stock have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such Common Stock not bearing a restrictive legend and not subject to any stop transfer or similar restrictive order and all of such Common Stock may be resold by the Person receiving such certificate without complying with the registration requirements of the Securities Act.

		"Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

		"Request" means a Request as defined in Section 2(a) hereof.

		"Second Post-Closing Adjustment Issue Date" means Second Post-Closing Adjustment Issue Date as defined in Section 2(a) hereof.

		"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

		"Selling Stockholder" means a Stockholder who is selling Registrable Securities pursuant to a Registration Statement under the Securities Act.

		"Selling Stockholders Counsel" means the counsel selected to represent the Selling Stockholders as set forth in Section 3.1(c).

		"Stockholder(s)" has the meaning ascribed thereto in the introduction hereof.

		"Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

		"Underwritten Offering" means a registration in which securities of the Company are sold to an Underwriter for reoffering to the public.


				 ARTICLE II.
			    REGISTRATION RIGHTS

Section 2.1     Demand Registration.

(a) Request for Registration. A majority-in-interest of the Stockholders then holding outstanding shares of Registrable Securities or to whom a majority-in-interest of Registrable Securities are attributable, if such Registrable Securities have not been distributed by ETG to such Stockholders, may make a written request (a "Request") once (i) between the Effective Date and the earlier of (A) March 1, 2000 and (B) the date the stock portion of the First Post-Closing Adjustment (as defined in the Asset Purchase Agreement) is issued to ETG (the earlier of such dates shall be referred to herein as the "First Post-Closing Adjustment Issue Date"); and once again (ii) between the First Post-Closing Adjustment Issue Date and the earlier of (A) March 1, 2001 and (B) the date the stock portion of the Second Post-Closing Adjustment (as defined in the Asset Purchase Agreement) is issued to ETG (the earlier of such dates shall be referred to herein as the "Second Post-Closing Adjustment Issue Date"); and once again (iii) between the Second Post-Closing Adjustment Issue Date and the earlier of (A) March 1, 2002 and (B) the date the stock portion of the Third Post-Closing Adjustment (as defined in the Asset Purchase Agreement) is issued to ETG, that the Company effect under the Securities Act and state securities laws the registration of the offer and sale of not less than all of the Registrable Securities then owned by or attributable to all of the Stockholders (each such registration being referred to herein as a "Demand Registration"). Any request for a Demand Registration will specify the number of Registrable Securities proposed to be sold and the intended method(s) of disposition thereof and shall also state the firm intent of the Stockholders to offer Registrable Securities for sale.

Notwithstanding the foregoing, the Company shall not be requested to effect a Demand Registration unless the Request has been made at least one hundred eighty
(180) days since the last Registration Statement (other than a shelf registration under Rule 415 of the Securities Act or a Registration Statement on Form S-8) was filed by the Company.

(b) Effective Registration. A registration will not be deemed to have been effected as a Demand Registration unless the Registration Statement relating thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after the Registration Statement has become effective, the offering and/or sale of Registrable Securities pursuant to such Registration Statement is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court or other governmental or quasi-governmental agency prevents or otherwise limits the offer and/or sale of the Registrable Securities pursuant to the Registration Statement, other than in each case primarily as a result of acts or omissions of the Stockholders or any agent thereof, such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2 is deemed not to have been effected or (ii) the Registration Statement relating to a Demand Registration requested pursuant to this Section 2 does not remain effective for a period of at least ninety (90) consecutive days beyond the effective date thereof or, with respect to an Underwritten Offering of Registrable Securities, until forty five (45) days after the commencement of the distribution by the Stockholders of the Registrable Securities included in such Registration Statement, then the Company shall continue to be obligated to effect such Registration pursuant to this Section 2.

(c) Selection of Underwriter. If the Selling Stockholders participating in a Demand Registration so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering. The Company shall select, with the consent of the Selling Stockholders, which consent shall not be unreasonably withheld, the investment bankers to act as the lead managing Underwriter or Underwriters in connection with such offering.

(d) Deferral of Registration. Notwithstanding any other provision of this Section 2, the Company shall not be obligated to effect the filing of a Registration Statement pursuant to Section 2(a) hereof (i) during any period when there exists an effective Registration Statement covering the Registrable Securities, or (ii) for a period not to exceed ninety (90) days, if the Company shall furnish to the Stockholders requesting a Registration Statement under
Section 2(a) hereof a certificate, signed by the Company, stating that in the good faith judgment of the Board of Directors of the Company it would be detrimental to the best interests of the Company and its stockholders generally for such Registration Statement to be filed at that time; provided that in such event, the Stockholders initiating the request for registration will be entitled to withdraw such request.

(e) Reduction of Offering. The Company may include in a Demand Registration pursuant to Section 2 securities of the same class as the Registrable Securities for the account of the Company and any other Persons who hold securities of the same class as the Registrable Securities on the same terms and conditions as the Registrable Securities to be included therein; provided, however, that (i) if the lead managing Underwriter or Underwriters of any Underwritten Offering described in this Section 2 have informed the Company in writing that it is their opinion that the total number of Registrable Securities, and securities of the same class as the Registrable Securities which Stockholders, the Company and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of shares to be offered for the account of the Company and for the account of all such other Persons (other than the Stockholders) participating in such registration shall be reduced or limited pro rata in proportion to the respective number of shares requested to be registered to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing Underwriter or Underwriters, and (ii) if the offering is not an Underwritten Offering, no other Person, including the Company, shall be permitted to offer securities under any such Demand Registration unless the Selling Stockholders owning a majority-in-interest of Common Stock to be sold consent to the inclusion of such shares therein.

(f) Holdback Agreements. If any registration of Registrable Securities shall be in connection with an underwritten public offering, each Stockholder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the seven
(7) days prior to, and during the ninety (90) day period beginning on, the effective date of such Registration Statement (except as part of such registration).


				ARTICLE III.
			  REGISTRATION PROCEDURES

Section 3.1 Filings; Information. Whenever the Company is required to effect or cause the registration of the offer and sale of Registrable Securities pursuant to Section 2 hereof, the Company will effect the registration of the offer and the sale of such Registrable Securities in accordance with the intended method(s) of disposition thereof as quickly as practicable, and in connection with any such request:

(a) The Company will prepare and file with the Commission a Registration Statement with respect to the offer and sale of such securities and use its good faith efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby; provided, however, the Company shall not be required to keep such Registration Statement effective for more than ninety (90) days (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, but not prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable); provided, further, that the Company shall file with the Commission a Registration Statement as soon as is practicable after the date of the Request for the Demand Registration and in any event no later than sixty
(60) days after the date of the Request for the Demand Registration and shall cause such Registration Statement to be declared effective as soon as is practicable after the date of filing.

(b) The Company will prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Stockholders set forth in such Registration Statement or supplement to the Prospectus.

(c) The Company, at least ten (10) Business Days prior to filing a Registration Statement or at least five (5) Business Days prior to filing a Prospectus or any amendment or supplement to such Registration Statement or Prospectus, will furnish to (i) ETG, if ETG holds Registrable Securities on behalf of any Selling Stockholders; (ii) each Selling Stockholder, (iii) not more than one counsel representing all Selling Stockholders ("Selling Stockholders Counsel"), to be selected by a majority-in-interest of such Selling Stockholders, and (iv) each Underwriter, if any, of the Registrable Securities covered by such Registration Statement copies of such Registration Statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review and approval by each of the foregoing within five (5) Business Days after delivery (except that such review and approval of any Prospectus or any amendment or supplement to such Registration Statement or Prospectus must be within three (3) Business Days after delivery), and thereafter, furnish to such Selling Stockholders, Selling Stockholders Counsel and Underwriters, if any, such number of conformed copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus) and such other documents or information as such Selling Stockholders, Selling Stockholders Counsel or Underwriters may reasonably request in order to facilitate the disposition of the Registrable Securities (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Stockholder and the Underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto).

(d) On or prior to the date on which the Registration Statement is declared effective, use its good faith efforts to register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any Selling Stockholder, Selling Stockholders Counsel or Underwriter reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such Selling Stockholder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Selling Stockholder; use its good faith efforts to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and use its good faith efforts to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

(e) The Company will notify ETG (if ETG hold any Registrable Securities on behalf of any Selling Stockholders) and each Selling Stockholder, Selling Stockholders Counsel and any Underwriter and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iii) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (iv) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated by reference therein untrue in a material respect or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in the Registration Statement and Prospectus not misleading in light of the circumstances in which they were made; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the buyers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) The Company will make generally available an earnings statement satisfying the provisions of Section 11(a) of the Securities Act covering the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

(g) The Company will enter into customary agreements reasonably satisfactory to the Company (including, if applicable, an underwriting agreement in customary form and which is reasonably satisfactory to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

(h) The Company, during the period when the Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act.

		The Company may require ETG (if ETG holds Registrable Securities on behalf of any Selling Stockholders) and each Selling Stockholder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the National Association of Securities Dealers, Inc.

		ETG (if ETG holds Registrable Securities on behalf of any Selling Stockholders) and each Selling Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(e) hereof, such Selling Stockholder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Selling Stockholder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.1(e) hereof, and, if so directed by the Company, ETG (if ETG holds Registrable Securities on behalf of any Selling Stockholders) and such Selling Stockholder will deliver to the Company all copies, other than permanent file copies then in such Selling Stockholder's possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(e) hereof to the date when the Company shall make available to ETG and the Selling Stockholders covered by such Registration Statement a Prospectus supplemented or amended to conform with the requirements of Section 3.1(e) hereof.

Section 3.2 Registration Expenses. The Company shall pay all expenses incident to the Company's performance of or compliance with this Agreement including, without limitation: (i) all registration and filing fees,
(ii) the fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing or quotation, as appropriate, of the Registrable Securities,
(vi) the fees and disbursements of counsel for the Company and the fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audit or cold comfort letters), and (vii) the fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall have no obligation to pay any underwriting fees, discounts, commissions or fees and expenses of ETG or the Selling Stockholders' Counsel attributable to the sale of Registrable Securities and any of the expenses incurred by Selling Stockholders which are not payable by the Company, such costs to be borne by ETG or the Selling Stockholder or Selling Stockholders.


				  ARTICLE IV.
			INDEMNIFICATION AND CONTRIBUTION

Section 4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, ETG. If ETG holds Registrable Securities on behalf of Selling Stockholders and each Selling Stockholder, its partners, officers, directors, employees, advisors and agents, and each Person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees, advisors and agents of such controlling Person (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, attorneys' fees, cost or expense and costs and expenses of investigating and defending any such claim

(collectively, the "Damages") and any action in respect thereof to which such Selling Stockholder, its partners, officers, directors, employees, advisors and agents, and any such Controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any preliminary Prospectus, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by ETG or a Selling Stockholder expressly for use therein, and shall reimburse ETG and each Selling Stockholder, its partners, officers, directors, employees, advisors and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by that Selling Stockholder, its partners, officers, directors, employees, advisors and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that the Company shall not be liable to ETG or any Selling Stockholder or other indemnitee to the extent that any such Damages arise out of or are based upon an untrue statement or omission made in any preliminary Prospectus if (i) such Selling Stockholder failed to send or deliver a copy of the final Prospectus with or prior to the delivery of written confirmation of the sale by such Selling Stockholder to the Person asserting the claim from which such Damages arise in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Securities Act, and (ii) the final Prospectus would have corrected such untrue statement or such omission, where such failure to deliver the Prospectus was not a result of non-compliance by the Company under Section 3.1(e) of this Agreement. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Stockholders provided in this Section 4.1.

Section 4.2 Indemnification by Selling Stockholders. Each Selling Stockholder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors, employees, advisors and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees, advisors and agents of such Controlling Person, to the same extent as the foregoing indemnity from the Company to such Selling Stockholder, but only with reference to information related to such Selling Stockholder, or its plan of distribution, furnished in writing by such Selling Stockholder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary Prospectus; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment or supplement thereto, such Selling Stockholder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment or supplement thereto which corrected or made not misleading information previously furnished to the Company. In case any action or proceeding shall be brought against the Company or its officers, directors, employees, advisors or agents or any such Controlling Person or its officers, directors, employees or agents, in respect of which indemnity may be sought against such Selling Stockholder, such Selling Stockholder shall have the rights and duties given to the Company, and the

Company or its officers, directors, employees or agents, or such Controlling Person, or its officers, directors, employees, advisors or agents, shall have the rights and duties given to such Selling Stockholder, by the preceding paragraph.

Section 4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person in respect of which indemnity may be sought pursuant to
Section 4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action; provided that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 4.1 or 4.2 except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(ii) in the opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld..

Section 4.4 Contribution. If the indemnification provided for in this Article 4 is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Selling Stockholders on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Stockholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

		The Company, ETG and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Stockholder were offered to the public exceeds the amount of any damages which such Selling Stockholder has otherwise paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Selling Stockholder's obligations to contribute pursuant to this Section 4.4 is several in the proportion that the proceeds of the offering received by such Selling Stockholder bears to the total proceeds of the offering received by all the Selling Stockholders and not joint.



				    ARTICLE V.
				  MISCELLANEOUS

Section 5.1 Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person
(a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights.

Section 5.2 Rule 144 and 144A. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as ETG or any Stockholder may reasonably request, all to the extent required from time to time to enable Stockholders to sell Registrable Securities without registration under the

Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with such requirements.

Section 5.3 Amendment and Modification. Any provision of this Agreement may be waived, provided that such waiver is set forth in a writing executed by the party against whom the enforcement of such waiver is sought. This Agreement may not be amended, modified or supplemented other than by a written instrument signed by the holders of at least a majority-in-interest of the Registrable Securities; provided, however, that without the consent of all the Stockholders, no amendment or modification which materially and adversely affects the ability of such Stockholders to have the offer and sale of securities registered hereunder may be effected. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

Section 5.4 Successors and Assigns; Third Party Beneficiaries. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, each subsequent Stockholder and their respective successors and assigns and executors, administrators and heirs..

Section 5.5 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

Section 5.6 Headings. Subject headings are included for convenience only and shall not affect the interpretation of any provisions of this Agreement.

Section 5.7 Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served or sent by telecopy, on the business day after notice is delivered to a courier or mailed by express mail if sent by courier delivery service or express mail for next day delivery and on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid and addressed as follows:

		  If to the Company to:

			Computer Outsourcing Services, Inc.
			2 Christie Heights Street
			Leonia, New Jersey 07605
			Attention: President
			Fax: (201) 840-7102

		  With a copy to:

			Swidler Berlin Shereff Friedman, LLP
			919 Third Avenue
			New York, New York 10022
			Attention: Charles I. Weissman, Esq
			Fax: (212) 758-9526

		  If to ETG to:

			Warren E. Ousley
			c/o Enterprise Technology Group, Incorporated
			1 Harmon Plaza
			Secaucus, New Jersey 07094
			Fax: (201) 330-2834

		  If to a Stockholder, to the Stockholder
		  at the most current address given by such Stockholder to the Company in writing.

Section 5.8 Governing Law; Forum; Process. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York as applied to contracts made and to be performed entirely in the State of New York without regard to principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the State of New Jersey or any federal court sitting in the State of New Jersey for purposes of any suit, action or other proceeding arising out of this Agreement (and agrees not to commence any action, suit or proceedings relating hereto except in such courts). Each of the parties hereto agrees that service of any process, summons, notice or document by U.S. registered mail at its address set forth herein shall be effective service of process for any action, suit or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, which is brought by or against it, in the courts of the State of New Jersey or any federal court sitting in the State of New Jersey and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Section 5.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement.

Section 5.10 Severability. In the event that any one or more of the immaterial provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this Agreement shall be construed in a manner which, as nearly as possible, reflects the original intent of the parties..

Section 5.11 No Prejudice. The terms of this Agreement shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

Section 5.12 Words in Singular and Plural Form. Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

		IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

					    COMPUTER OUTSOURCING SERVICES, INC.:


					    By: /s/ Robert Wallach
					    ------------------------------------
					    Robert Wallach, President


					    ENTERPRISE TECHNOLOGY GROUP,
					    INCORPORATED


					    By: /s/ Warren E. Ousley
					    ------------------------------------
					    Warren E. Ousley, President


					    STOCKHOLDERS:

					    /s/ Warren E. Ousley
					    ------------------------------------
					    Warren E. Ousley

					    /s/ Peter Miller
					    ------------------------------------
					    Peter Miller

					    /s/ Isreal Levy
					    ------------------------------------
					    Isreal Levy

					    /s/ Robert Graham
					    ------------------------------------
					    Robert Graham